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                                                                    EXHIBIT 99.1

September 30, 2004

The UniMark Group, Inc.


This letter serves as my official resignation as a Director of The UniMark Group, Inc. effective September 30, 2004.


/s/ Federico Chavez Peon
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Federico Chavez Peon

/s/ Luis A. Chico Pardo
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Luis A. Chico Pardo

/s/ Manuel Morales Camporredondo
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Manuel Morales Camporredondo

/s/ C. Jackson Pfeffer
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C. Jackson Pfeffer

/s/ Eduardo Beruff
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Eduardo Beruff

/s/ R. Arturo Herrera Barre
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R. Arturo Herrera Barre